UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2003

BROOKSTONE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21406	06-1182895
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

17 RIVERSIDE STREET, NASHUA, NH	03062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 603-880-9500.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	August 20, 2003 Press Release

Item 9.    Regulation FD Disclosure

On August 15, 2003, the Company agreed to settle its outstanding litigation with regard to the California class action lawsuit brought against it on behalf of current and former managers and assistant managers of the Company’s California stores for $1.5 million.

Item 12.    Results of Operations and Financial Condition.

The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On August 20, 2003, Brookstone, Inc. issued a press release reporting its financial results for its second fiscal quarter ended August 2, 2003 and announced a 3-for-2 stock split to be paid on September 23, 2003. A copy of the press release is set forth as Exhibit 99.1 and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 26, 2003	By:	/s/ PHILIP W. ROIZIN
Philip W. Roizin Executive Vice President, Finance and Administration, Treasurer and Secretary (Principal Financial Officer and duly authorized to sign on behalf of registrant)